Exhibit 99.1

Helix Energy Solutions Company Update December 2021

FORWARD-LOOKING STATEMENTS 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including regulatory initiatives by the U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward- looking statements, which speak only as of their respective dates, except as required by the securities laws. Social Media From time to time we provide information about Helix on social media, including: Twitter: @Helix_ESG LinkedIn: www.linkedin.com/company/helix-energy-solutions-group Facebook: www.facebook.com/HelixEnergySolutionsGroup Instagram: www.instagram.com/helixenergysolutions

HELIX COMPANY OVERVIEW

Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations

- *Exposure to the full energy value chain: Oil & Gas to Renewables*
- *Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics*
- *Expanding Renewables services where we currently offer trenching, site clearance, and subsea support*

Three reportable business segments: Well Intervention, Robotics and Production Facilities

Liquidity[1] of $307 million, negative net debt[2] of $4 million and contract backlog of $231 million as of September 30, 2021

Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix[3]



Revenue
9%
18%
$506 million
73%
Well Intervention
Robotics
Production Facilities

[1] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's ABL facility less restricted cash, if any
[2] Net debt is calculated as long-term debt, including current maturities of long term debt, less cash and cash equivalents and restricted cash
[3] Based on the nine months ended September 30, 2021; Percentages exclude eliminations
[4] As of September 30, 2021

Global Operations[4]

***1,395 employees** worldwide and primarily operates in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions*



7 Well Intervention Vessels
Seven dedicated well intervention vessels

5 ROV Support Vessels
Five dedicated remote operated vehicle ("ROV") support vessels

42 Remotely Operated Vehicles (ROV)
42 work class ROVs

10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

5 Robotics Assets
4 trenching systems and 1 ROVDrill system

4 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore

3

• World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry • Pioneer and established leader in rigless offshore well intervention with track record of 1,555 wells and over 30 years of global experience • Leading provider of well intervention solutions with a competitive advantage • Large and growing addressable market in both well intervention and robotics • Industry-leading, built-for-purpose fleet that can be mobilized worldwide • Experienced and highly skilled workforce • Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, and specialty services that spans over 25 years • Strong culture of innovation, with best in class operations and technology portfolio • Core Health, Safety and Environment (HSE) values with proven track record • Comprehensive array of solutions offered via strategic alliance with Schlumberger • Our core offerings represent sustainable solutions, and our ability to help our customers achieve ESG successes provides long-term value to Helix shareholders HELIX COMPANY OVERVIEW 4

Why Helix? • Market leader in Well Intervention and Robotics/Trenching • Riser-based and riserless intervention capabilities • Increasing contribution of offshore renewables market • Geographically diverse scope of operations • Blue-chip customers • Purpose-built, advanced fleet • Integrated offerings • Healthy balance sheet and liquidity, with negative net debt at September 30, 2021 Why focus on Well Intervention and Robotics/Trenching • Low F&D cost for enhanced reserves • Extended well life via intervention defers cessation of production and P&A spend • P&A is regulatory driven; demand should increase over time • Demand for a more cost-effective solution to rigs • Robotics is essential for credible quality performance in deep- water operations • Expanding renewables market 5 WHY CHOOSE HELIX?

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental • We help mitigate and remediate the environmental risks associated with offshore drilling and production operations in practice and in-service, including our decommissioning services, where we plug and abandon end-of-life wells in a safe and environmentally proper manner; we also repair and maintain subsea infrastructure, with the benefit of preventing uncotrolled releases of oil and gas into the environment • We utilize innovative solutions enabling our clients to maximize production in offshore environments, meaning fewer new wells need to be drilled • We are in the vanguard of increasing offshore wind energy and reduced emissions technology applying the techniques and technologies proven in offshore oil and gas fields to customers' needs in this rapidly growing industry. Our services include the burial of cables that link wind turbines to each other and the wind farm to the shore bringing sustainable energy to local communities • We completed an initial review of our GHG Emissions activities for the baseline year of 2019 for Scope 1, Scope 2 and Scope 3 and disclosed our target reductions in our most recent Corporate Sustainability Report Social • Safety – Embraced as a core business value that informs all operations • Human Rights – We are committed to respecting and protecting human rights everywhere we operate and expect similar standards of our suppliers, vendors and partners • Compliance – Anti-corruption is a cornerstone of our business approach • Community – Commitment to diversity and to hiring local talent • Supply Chain – Commitment to work with suppliers and vendors who are responsible in their environmental, economic and social activities Governance • Structures and Processes that drive decisions and actions in the best interest of Helix stakeholders • Board Oversight – Our Board’s Corporate Governance and Nominating Committee charter formally incorporates oversight of ESG matters as a stated responsibility, and that committee oversees, assesses and reviews the disclosure and reporting of any matters, including with respect to climate change, regarding the Company’s business and industry • Risk Management – Critical risk topics form key principles of the decision making process including operational, financial, safety, market, political, compliance, cybersecurity, and reputational issues 6

Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services WELL INTERVENTION Business Mix Revenue Well Intervention Robotics Production Facilities Based on the nine months ended September 30, 2021; Percentages exclude eliminations and other $397 million 7 73%

• Fleet of seven purpose-built well intervention vessels • Both riser-based and riserless intervention systems • 1,555 well intervention operations performed worldwide, includes production enhancement and abandonment operations • 582 well abandonment operations performed worldwide • Geographically diverse scope of operations • Blue-chip customer base • Able to offer fully integrated intervention services through our Subsea Services Alliance with Schlumberger WHAT SETS HELIX APART IN WELL INTERVENTION 8

9 HELIX WELL INTERVENTION VESSELS & ASSETS Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems (Gulf of Mexico) Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full plug and abandonment operations Subsea Intervention Lubricators (North Sea) Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth

Subsea Services Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger • Comprehensive subsea well construction, intervention and decommissioning portfolio • Helix provides marine support, operational expertise and project management capabilities • Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) 10 INTEGRATED APPROACH TO SUBSEA WELL SERVICES • Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services • Eliminates the need for costly offshore drilling rigs for support • Ongoing development of technologies that provide efficient products and services for the offshore market • Deep- and ultra-deepwater basins • High-pressure, high-temperature environments • Novel subsea well access, remediation and intervention for subsea production and processing • Complementary project managers with extensive experience to provide operational efficiency • A single source of expertise, services and technologies provides for simpler and more cost-effective subsea well intervention services while maximizing project safety

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers, and support/construction vessels Our deep-water ROV track record spans over 25 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world • Helix has a meaningful market share of the global ROV market and is rapidly expanding into the growing renewable energy industry • Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed HELIX ROBOTICS Business Mix Revenue Well Intervention Robotics Production Facilities $96 million Based on the nine months ended September 30, 2021; Percentages exclude eliminations and other 11 18%

Grand Canyon II (Asia Pacific) A versatile and technically advanced DP3 multi-role construction support vessel Under charter agreement through December 2021 Grand Canyon III (North Sea) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through May 2023 Vessels of Opportunity (Global) Ability to expand and contract based on regional requirements and market conditions HELIX ROBOTICS VESSELS & ASSETS 12 ROV Fleet (42 units) Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks Subsea Trenchers (4 units) Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters ROVDrill (1 unit) Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests

• A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications • Our subsea expertise in robotics is applicable to the renewables market, which makes up approximately 26%1 of Robotics revenues • Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development • Continued expansion of renewables offerings, including recent seabed clearance projects • Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions WHAT SETS HELIX APART IN ROBOTICS Renewable Energy Specialty Services Construction Services Oil & Gas 1 Based on nine months ended September 30, 2021 13

Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the wells and related infrastructure associated with the Droshky Prospect in the Gulf of Mexico HELIX PRODUCTION FACILITIES Business Mix Revenue Well Intervention Robotics Production Facilities $49 million Based on the nine months ended September 30, 2021; Percentages exclude eliminations and other 14 9%

Key Financial Metrics and Outlook 15

COVID-19 AND MARKET EVENTS 16 • The ongoing COVID-19 pandemic and its impact on the global economy have resulted in significant disruption and volatility in the oil and gas market • The pandemic negatively affected the global economy and the oil and gas market; while the global economy as well as oil and gas prices have returned to pre-pandemic levels, there is a lag in the recovery in the demand and pricing for our services to this sector, which have begun to recover but may remain weak for the remainder of 2021 and beyond • We have responded by responsibly reducing our cost base, including warm stacking our vessels during idle periods and cutting capital expenditures and targeted SG&A spending • We continue to take what we believe to be appropriate steps to protect our employees, customers and balance sheet

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash; restricted cash at December 31, 2019 and September 30, 2021 of $54 million and $71 million, respectively, related to short-term project-related letters of credit 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated, increasing the carrying value of long-term debt by $44 million; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under our $80 million ABL facility and excludes restricted cash; during Q3 2021, we replaced our previous $175 million revolving credit facility with our $80 million ABL facility 4 Net debt is calculated as long-term debt, including current maturities of long-term debt, less cash and cash equivalents and restricted cash $267 $279 $208 $291 $238 $(496) $(440) $(406) $(350) $(304) $348 $426 $380 $452 $307 $(229) $(161) $(143) $(58) $4 ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/18 12/31/19 12/31/20 09/30/21 17

DEBT INSTRUMENT PROFILE Total funded debt1 of $314 million at 9/30/21 • $35 million Convertible Senior Notes due 2022 – 4.25% • $30 million Convertible Senior Notes due 2023 – 4.125% • $200 million Convertible Senior Notes due 2026 – 6.75% • $49 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 $9 Principal Payment Schedule at 9/30/21 ($ in millions) CSN 2022 CSN 2023 CSN 2026 MARAD $43 $38 1 Excludes $9 million of remaining unamortized debt issuance costs 18 $9 $0 $215

Revenue Free Cash Flow 1 1 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures, see non-GAAP reconciliations on slide 30 2 2021 outlook midpoint $488 $581 $740 $752 $734 $623 $(81) $30 $29 $58 $22 ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $100 $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 2021² Revenue Net Income (loss) Net income (loss) Adjusted EBITDA 1 19 FIVE YEAR TREND ($ IN MILLIONS) $90 $107 $162 $180 $155 $93 $(135) $(169) $60 $31 $80 $100 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $0 $25 $50 $75 $100 $125 $150 $175 $200 2016 2017 2018 2019 2020 2021² Adjusted EBITDA¹ Free Cash Flow¹

REVENUE DISPERSION ($ IN MILLIONS) Geography Segments 61% 49% 37% 40% 42% 1% 12% 28% 29% 28% 25% 27% 26% 26% 18% 6% 13% 12% 9% 5% 6% $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 United States Brazil United Kingdom West Africa Other 58% 68% 74% 73% 71% 27% 21% 17% 19% 21% 15% 11% 9% 8% 8% $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 Well Intervention Robotics Production Facilities 20

21 2021 OUTLOOK: FORECAST ($ in millions) 2021 2020 Outlook Actual Revenues $ 600 - 645 734 $ Adjusted EBITDA1 85 - 100 155 Free Cash Flow1 80 - 120 80 Capital Additions2 15 - 25 32 Revenue Split: Well Intervention $ 455 - 490 539 $ Robotics 125 - 130 178 Production Facilities 65 - 70 58 Eliminations3 (45) (42) Total $ 600 - 645 734 $ 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 30 2 2021 Outlook and 2020 Actual include regulatory certification costs for our vessels and systems 3 2021 Outlook includes approximately $6 million of intercompany revenue associated with the recompletion work on one of our Droshky wells The ongoing COVID pandemic and its effect on the offshore oil and gas market, combined with sector uncertainty including relating to regulatory changes by the U.S. administration, have resulted in continued challenges facing our sector and our company. Our customers’ spending levels currently remain low and have lagged the recent oil price improvements, providing even more challenges in a year in which three of our long-term Well Intervention contracts expire.

22 2021 OUTLOOK – WELL INTERVENTION • Q4000 (Gulf of Mexico) – vessel has contracted backlog through remainder of Q4 and into Q2 2022 • Q5000 (Gulf of Mexico) – vessel has contracted work that began in October with good utilization expected through remainder of Q4 and into Q2 2022 • IRS rental units (Gulf of Mexico) – 15K IRS and 10K IRS expected to remain idle during Q4 • Well Enhancer (North Sea) – vessel stacked with limited opportunities identified during Q4 • Seawell (North Sea) – vessel working with Helix Robotics on renewables boulder removal project mid-Q4 and into Q1 2022 • Q7000 (West Africa) – vessel operational in Nigeria with contracted work expected into Q1 2022 • Siem Helix 1 (Brazil) – vessel completed regulatory dry dock and expected to mobilize mid- December for an awarded five to six month accommodations project • Siem Helix 2 (Brazil) – under contract for Petrobras through mid-December

23 • Grand Canyon II (Asia Pacific) – vessel expected to continue performing ROV support work for decommissioning project offshore Thailand through the remainder of 2021 • Grand Canyon III (North Sea) – vessel expected to continue performing trenching work in the North Sea with good utilization expected during the remainder of 2021 • Renewables site clearance – • Site clearance project (boulder removal) on North Sea wind farm utilizing one vessel of opportunity (VOO) expected through mid-December, follow-on opportunity identified; another boulder removal project utilizing the Seawell beginning mid-Q4 and into Q1 2022 • UXO ROV survey support work utilizing one VOO completed late November 2021 OUTLOOK - ROBOTICS

24 2021 Capital additions are currently forecasted at $15-$25 million, consisting of the following: • Maintenance Capex – $10-$20 million related to regulatory inspection costs of our systems and equipment and other maintenance capital • Recompletion Capex – $5 million of recompletion costs on one of our Droshky wells • Capital additions during remainder of 2021 expected to be $2-$12 million Balance Sheet • Our total funded debt1 level is expected to remain flat at $314 million through December 31, 2021, with no scheduled principal payments during the remainder of the year 2021 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs

1,125 2,342 2,661 1,844 1,434 2,324 0 800 1,600 2,400 3,200 2020A 2021E 2022E 2023E 2024E 2025E Oil & Gas • Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets • COVID-19 resulted in numerous projects being delayed Renewable Energy • Robotics segment continues to expand into the renewables market • Market leading position in Europe for trenching services • Expanded geographic mix into U.S. and Asia Pacific • Expanded services beyond trenching MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL Global Offshore Deepwater O&G OpEx1 ($ in billions) Global Offshore Wind Additions2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube October 28, 2021 2 Rystad Energy | Offshore Vessel Analysis Dashboard October 28, 2021 $53 $57 $63 $65 $67 $72 $0 $20 $40 $60 $80 $100 2020A 2021E 2022E 2023E 2024E 2025E 25

LOOKING AHEAD - BEYOND 2021 26 Returning to primarily spot market operations • Seven Well Intervention vessels in five regions in the spot market • Reducing risk as backlog increases Improving outlook despite challenges • Offshore market improving, with tighter supply and increasing rates • Expect marginal utilization issues in 2022, but expect to be asset-constrained in 2023 with continued rate improvements • Continued strong contribution from renewables market, both trenching and site clearance • Customer diversification of Well Intervention in Brazil with non-Petrobras opportunities expected to begin late 2022 • Geographic expansion of Well Intervention into Asia Pacific; awarded projects expected to begin late 2022 • North Sea Well Intervention slow to react to increasing commodity prices Maintaining healthy balance sheet • Strong liquidity, with manageable debt maturities • Capital spending higher in 2022, primarily maintenance capital deferred from 2021

LOOKING AHEAD - BEYOND 2021 27 Well Intervention • Gulf of Mexico • Utilization and rates improving in 2022 • Awarded work through Q2; strong utilization expected in 2022 • 15K IRS utilization expected first half 2022 • Integrated offerings through Subsea Services Alliance • North Sea • Slowly recovering market; work identified, but timing in question • Production enhancement lagging; one vessel seasonal market in 2022, possible second vessel • Decommissioning gaining traction beyond 2022 • Brazil • Transition year for Helix in Brazil • Rig market strengthening; market beyond Petrobras evolving • Siem Helix 1 – Awarded five to six month accommodations project during 2022; awarded integrated well intervention work with independent operator offshore Brazil expected to begin Q4 2022 with 12-24 month expected duration; • Siem Helix 2 – Negotiating one-year extension • West Africa / Asia Pacific • Decommissioning primary driver in Asia Pacific • Q7000 completing West Africa campaign; expect to transit to New Zealand for contracted five-well abandonment campaign, followed by awarded seven-well Australia decommissioning project • Tag-along opportunities identified in Asia Pacific region

LOOKING AHEAD - BEYOND 2021 28 Robotics • Increasing renewables activity in North Sea; strong vessel utilization expected • Increasing trenching activity • Increasing site clearance opportunities • Increasing ROV activity in Gulf of Mexico • Continued strong Asia Pacific activity; • GC II expected strong utilization with contracted work into Q3 • Increasing ROV activity in region Production Facilities • Steady performance on the Helix Producer 1; contracted into 2023 • Droshky production expected into Q3 2022

Non-GAAP Reconciliations and Supplemental Information 29

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Nine Months Ended		Year Ended
	9/30/21	9/30/20	6/30/21	9/30/21	9/30/20	12/31/20
Adjusted EBITDA:						
Net income (loss)	$ (19,043)	$ 24,445	$ (13,683)	$ (35,776)	$ 15,967	$ 20,084
Adjustments:						
Income tax provision (benefit)	(1,058)	5,232	(1,968)	(2,910)	(16,132)	(18,701)
Net interest expense	5,928	7,598	5,919	17,900	20,407	28,531
(Gain) loss on extinguishment of long-term debt	124	(9,239)	-	124	(9,239)	(9,239)
Other (income) expense, net	4,015	(8,824)	(960)	1,438	3,672	(4,724)
Depreciation and amortization	36,719	33,985	34,941	106,226	99,552	133,709
Goodwill impairment	-	-	-	-	6,689	6,689
Non-cash gain on equity investment	-	-	-	-	-	(264)
EBITDA	$ 26,685	$ 53,197	$ 24,249	$ 87,002	$ 120,916	$ 156,085
Adjustments:						
(Gain) loss on disposition of assets, net	$ (15)	$ (440)	$ 646	$ 631	$ (913)	$ (889)
General provision (release) for current expected credit losses	(138)	(38)	(83)	(121)	656	746
Realized losses from FX contracts not designated as hedging instruments	-	-	-	-	(682)	(682)
Adjusted EBITDA	$ 26,532	$ 52,719	$ 24,812	$ 87,512	$ 119,977	$ 155,260
Free cash flow:						
Cash flows from operating activities	$ 28,712	$ 52,586	$ 52,671	$ 121,252	$ 58,628	$ 98,800
Less: Capital expenditures, net of proceeds from sale of assets	(574)	(1,174)	(5,432)	(7,335)	(18,255)	(19,281)
Free cash flow	$ 28,138	$ 51,412	$ 47,239	$ 113,917	$ 40,373	$ 79,519

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision (release) for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA, Adjusted EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

30

Thank you 31